Derivative Financial Liabilities	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL LIABILITIES	DERIVATIVE FINANCIAL LIABILITIES
Warrants
The Group issued 17,250,000 warrants, including (i) 12,750,000 warrants issued to former stockholders of Tiberius (the “Public Warrants”) and (ii) 4,500,000 warrants that were issued in exchange for 4,500,000 Tiberius warrants transferred to former shareholders of International General Insurance Holdings Limited - Dubai (the “Private Warrants”).
The Public Warrants and Private Warrants broadly had similar terms.
On July 28, 2023, the Company announced that it had commenced an offer to purchase all of its outstanding Warrants. As per the terms of the tender offer, the Company offered to purchase the Warrants (at a price of $0.95 per warrant) from any warrant holder who did not validly withdraw from the offer or who did not exercise their warrants by the expiration date of the tender offer (September 19, 2023). Any warrant holder who did not participate in the tender offer or who validly withdrew from the tender offer before its expiration date was given an additional 14 days after the expiration date to exercise their warrants before their warrants would be redeemed at $0.86 per warrant.
As of the expiration date, 12,047,600 public warrants and 4,500,000 private warrants were validly tendered and not validly withdrawn from the offer, respectively. As of October 4, 2023 (14 days after the expiration date), the remaining 702,400 public warrants were redeemed at a price of $0.86 per warrant. Accordingly, all the outstanding Warrants were redeemed during 2023.
Earnout Shares classified as liability
Earnout Shares issued to former stockholders of Tiberius and former shareholders of IGI Dubai were accounted for as liability classified instruments because the earnout triggering events that determine the number of Earnout Shares to be earned include multiple settlements alternatives and events that were not solely indexed to the common stock of the Company.
The fair value of this liability was determined using a Monte Carlo simulation model. This approach took into account the share price as at the Valuation Date (the Valuation Date refers to either (i) the end of each financial reporting period or (ii) for vested Earnout Shares, the date on which the vesting conditions were met), the threshold price for vesting, expected volatility (estimated using historical share price movements of comparable companies), expected dividend yield, the risk-free rate, and the earn out period up to March 17, 2028.
The Earnout Shares were subject to vesting at stock prices ranging from $11.50 to $15.25 per share.
On December 13, 2023, January 23, 2024, June 10, 2024 and August 12, 2024 the first, second, third and fourth vesting thresholds of the Earnout Shares were achieved. Accordingly, 1,400,000, 560,800, 550,000 and 462,500 shares, respectively, were transferred to equity and no longer considered a liability. As of December 31, 2024, all Earnout Shares have been vested and were recognized under equity.
The following table summarizes the assumptions used in estimating the fair value of the Earnout Shares at each of the relevant year:

	December 31, 2024	December 31, 2023
Stock price ($)	—	$12.88
Expected volatility (%)	—	25.0%
Risk free rate (%)	—	3.91%
Expected term (in years)	—	4.21
Expected dividends (%)	—	0.31%
The table below illustrates the movement on the Earnout Shares during the year:

(Expressed in thousands of U.S. Dollars)	December 31, 2024	December 31, 2023

Fair value of Earnout Shares at the beginning of the year	$17,290	$13,800
Change in fair value	4,928	20,970
Transfer of the vested Earnout Shares to equity	(22,218)	(17,480)
Fair value of Earnout Shares at the end of year	$—	$17,290